UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2023

BRILLIANT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39341	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Dan Ba Road, C-9, Putuo District,

Shanghai, Peoples Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 021-80125497

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, one Right and one Redeemable Warrant	BRLIU	The Nasdaq Stock Market LLC

Ordinary Shares, no par value per share	BRLI	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to 1/10 of one Ordinary Share	BRLIR	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	BRLIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material definitive Agreement.

Amended and Restated Merger Agreement

As previously reported, on February 22, 2022, Brilliant Acquisition Corporation, a British Virgin Islands company (“Brilliant”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Original Agreement”), by and among Brilliant and Nukkleus Inc., a Delaware corporation (“Nukkleus”).

On June 23, 2023, Brilliant, Nukkleus and BRIL Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Brilliant (“Merger Sub”), entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”). Pursuant to the Original Agreement, NB Merger Sub, Inc., a wholly-owned subsidiary of Nukkleus, would have merged with and into Brilliant, with Brilliant surviving the merger as a wholly-owned subsidiary of Nukkleus, and Nukkleus would have become a Nasdaq-listed company and the parent company of Brilliant. Pursuant to the terms of the A&R Merger Agreement, Brilliant will continue out of the British Virgin Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation (the “Domestication”), following which Merger Sub will merge with and into Nukkleus, with Nukkleus surviving the merger as a wholly-owned subsidiary of Brilliant (the “Merger”), such transactions being referred to herein as the “Business Combination.” Following the Business Combination, Nukkleus and Brilliant will operate as a combined company.

As a result of and upon the closing of the Business Combination, pursuant to the terms of the A&R Merger Agreement, all of the outstanding shares of common stock, par value $0.0001 per share, of Nukkleus (“Nukkleus Common Stock”) will be cancelled in exchange for the right to receive a pro-rata portion of 14,000,000 shares of common stock of Brilliant (“Brilliant Common Stock”). Each outstanding option to purchase shares of Nukkleus Common Stock (whether vested or unvested) will be assumed by Brilliant and automatically converted into an option to purchase shares of Brilliant Common Stock (each, an “Assumed Option”). The holder of each Assumed Option will: (i) have the right to acquire a number of shares of Brilliant Common Stock equal to (as rounded down to the nearest whole number) the product of (A) the number of shares of Nukkleus Common Stock subject to such option prior to the effective time of the Merger, multiplied by (B) the exchange ratio of 1:26.227 (the “Exchange Ratio”); (ii) have an exercise price equal to (as rounded up to the nearest whole cent) the quotient of (A) the exercise price of the option, divided by (B) the Exchange Ratio; and (iii) be subject to the same vesting schedule as the applicable option of Nukkleus.

Pursuant to the A&R Merger Agreement, in connection with the Domestication, all of the issued and outstanding ordinary shares, no par value per share, of Brilliant (“Brilliant Ordinary Shares”), rights to receive one-tenth of one ordinary share of Brilliant per right (“Brilliant Rights”) and warrants entitling the holder thereof to purchase one Brilliant Ordinary Share at a price of $11.50 per Brilliant Ordinary Share (“Brilliant Warrants”) will remain outstanding and become substantially identical securities of the SPAC as a Delaware corporation. The A&R Merger Agreement also provides for holders of Brilliant securities, other than Brilliant’s sponsor or affiliates, to receive an additional issuance, as follows: (1) in the case of holders of Brilliant Ordinary Shares, such number of newly issued shares of Brilliant Common Stock equal to a pro rata share of the Backstop Pool (as defined below); and (2) in the case of holders of Brilliant Rights, such number of shares of Brilliant Common Stock equal to a pro rata share of the Backstop Pool, in each case subject to rounding in accordance with the A&R Merger Agreement (such ratio of the aggregate number of shares of Brilliant Common Stock issuable to each Brilliant public shareholder, including such shareholder’s share in the Backstop Pool, to the aggregate number of Brilliant Ordinary Shares and Brilliant Rights held by such Brilliant public shareholder, the “SPAC Additional Share Ratio”). Outstanding Brilliant Warrants held by holders other than Brilliant’s sponsor or affiliates will receive a number of Brilliant Warrants equal to one warrant exercisable to receive one share of Brilliant Common Stock plus an additional number of warrants equal to the SPAC Additional Share Ratio, with each warrant exercisable to receive one share of Brilliant Common Stock per warrant. The Backstop Pool is defined in the A&R Merger Agreement as a pool of shares of Brilliant Common Stock equal to the lower of (1) 1,012,000 and (2) 40% of the aggregate number of Brilliant Ordinary Shares and Brilliant Rights to receive one-tenth of one Brilliant Ordinary Share, subject to rounding in accordance with the Merger Agreement.

The A&R Merger Agreement also extended the Outside Closing Date (as defined in the A&R Merger Agreement), to the later of (i) July 23, 2023, or, (ii) following the approval by Brilliant’s shareholders of an extension of the life of the SPAC pursuant to Brilliant’s organizational documents, to the date so approved, but not later than December 23, 2023.

The forms of Support Agreement, Lock-Up Agreement and Registration Rights Agreement to be entered into in connection with the Business Combination were also revised to account for the change to the structure of the Business Combination as described above.

The foregoing descriptions of the A&R Merger Agreement, Support Agreement, Lock-Up Agreement, and Registration Rights Agreement are not complete and are subject to and qualified in their entirety by reference to the A&R Merger Agreement, Lock-Up Agreement and Registration Rights Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and the terms of which are incorporated by reference herein.  All capitalized terms used above but not defined herein have the meanings in the A&R Merger Agreement. Except as described above, the terms and provisions of the A&R Merger Agreement are materially consistent with the terms and provisions of the Original Agreement.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination among Nukkleus, Brilliant and Merger Sub in which Merger Sub would merge into Nukkleus. In connection with the proposed transaction, Brilliant intends to file with the SEC a registration statement on Form S-4 that includes a proxy statement of Brilliant and that also constitutes a prospectus of Brilliant with respect to the shares to be issued in the proposed transaction (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be delivered to Brilliant’s shareholders. Each of Nukkleus and Brilliant may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NUKKLEUS AND BRILLIANT ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by Brilliant or Nukkleus through the website maintained by the SEC at www.sec.gov. Stockholders of Nukkleus will also be able to obtain a copy of the definitive proxy statement, without charge by directing a request to: Nukkleus, Inc., 525 Washington Boulevard, Jersey City, New Jersey 07310. Shareholders of Brilliant will also be able to obtain a copy of the definitive proxy statement, without charge by directing a request to: Brilliant Acquisition Corporation, 99 Dan Ba Road, C-9, Putuo District, Shanghai, Peoples Republic of China.

Participants in the Solicitation

Brilliant and its directors and executive officers are participants in the solicitation of proxies from the shareholders of Brilliant in respect of the proposed transaction. Information about Brilliant’s directors and executive officers and their ownership of Brilliant’s ordinary shares is set forth in Brilliant’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 10, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Nukkleus and its directors and executive officers are participants in the solicitation of proxies from the shareholders of Nukkleus in respect of the proposed transaction. Information about Nukkleus’s directors and executive officers and their ownership of Nukkleus common stock is set forth in Nukkleus’s Annual Report on Form 10-K for the year ended September 30, 2022, filed with the SEC on April 10, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described above.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Nukkleus and/or Brilliant securities; (ii) the risk that the proposed business combination may not be completed by Brilliant’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Brilliant; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the shareholders of Nukkleus and/or Brilliant, the satisfaction of the minimum trust account amount following redemptions by Brilliant’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Nukkleus’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Nukkleus and potential difficulties in Nukkleus employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against Nukkleus or Brilliant related to the amended and restated agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of Brilliant’s securities on the Nasdaq Stock Market; (viii) the price of Nukkleus’s and/or Brilliant’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Nukkleus and Brilliant plan to operate, variations in performance across competitors, Nukkleus’ successful development of its products and the integration into its existing products and the commercial acceptance of the Nukkleus products, the inability of Nukkleus’s and its current and future collaborators to successfully develop and commercialize Nukkleus’s services, changes in laws and regulations affecting Nukkleus’s business and changes in the combined capital structure; and (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the proxy statement/prospectus contained in Brilliant’s Registration Statement on Form S-4 described above, including those under “Risk Factors” therein, the Annual Report on Form 10-K for Nukkleus and Brilliant, Quarterly Reports on Form 10-Q for Nukkleus and Brilliant and other documents filed by Nukkleus and/or Brilliant from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Nukkleus and Brilliant assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Nukkleus nor Brilliant gives any assurance that either Nukkleus or Brilliant will achieve its expectations.

No Offer or Solicitation

This communication is not intended to and will not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement/prospectus or any other document that Brilliant or Nukkleus may file with the SEC or send to Nukkleus’s and/or Brilliant’s shareholders in connection with the proposed transaction. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

2.1†	Amended and Restated Agreement and Plan of Merger, dated as of June 23, 2023, by and among Nukkleus Inc., Brilliant Acquisition Corporation, and BRIL Merger Sub, Inc.
10.1	Form of Support Agreement, among Brilliant Acquisition Corporation and the investors party thereto.
10.2	Form of Lock-Up Agreement.
10.3	Form of Registration Rights Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT ACQUISITION CORPORATION

	By:	/s/ Dr. Peng Jiang
		Name:	Dr. Peng Jiang
		Title:	Chief Executive Officer

Dated: June 26, 2023

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